Fair Value Measurements	12 Months Ended
Dec. 31, 2021
Fair Value Disclosures [Abstract]
Fair Value Measurements
17. Fair Value Measurements
The Company applies fair value accounting to all financial assets and liabilities that are recognized or disclosed at fair value in the consolidated financial statements on a recurring basis. The fair value of the Company’s cash and cash equivalents, restricted cash, accounts receivable, and other current assets and liabilities approximates their carrying amounts due to the relatively short maturity of these items. The fair value of third-party notes payable approximates the carrying value because the interest rates are variable and reflect market rates.
Fair Value of Financial Instruments
The Company categorizes assets and liabilities recorded at fair value in the consolidated balance sheets based upon the level of judgment associated with inputs used to measure their fair value. It is not practicable due to cost and effort for the Company to estimate the fair value of notes issued to related parties primarily due to the nature of their terms relative to the entity’s capital structure.
Assets and liabilities carried at fair value are valued and disclosed in one of the following three levels of the valuation hierarchy:
Level
 1
– Inputs are unadjusted quoted prices in active markets for identical assets or liabilities.
Level
 2 –
Inputs are quoted prices in active markets for similar assets or liabilities or inputs that can be corroborated by observable market data for substantially the full term of the assets or liabilities.
Level
 3 –
Inputs are unobservable and require significant management judgment or estimation.
The following table summarizes the financial assets and liabilities of the Company that are measured at fair value on a recurring basis (in millions):

Successor
	Fair Value Measurements at December 31, 2021
	Level 1	Level 2	Level 3
Assets
Cash, cash equivalents, and restricted cash (Note 12)	$85.3	$—	$—
Discretionary retirement plan (Note 13)	3.7	0.8	—
Liabilities
Discretionary retirement plan (Note 13)	3.7	0.8	—
Public warrants	46.9	—	—
Private placement warrants	—	21.2	—

Predecessor
	Fair Value Measurements at June 30, 2021
	Level 1	Level 2	Level 3
Assets
Cash, cash equivalents, and restricted cash (Note 12)	$102.4	$—	$—
Discretionary retirement plan (Note 13)	3.4	0.8	—
Liabilities
Discretionary retirement plan (Note 13)	3.4	0.8	—

	Fair Value Measurements at June 30, 2020
	Level 1	Level 2	Level 3
Assets
Cash, cash equivalents, and restricted cash (Note 12)	$120.0	$—	$—
Discretionary retirement plan (Note 13)	2.4	1.1	—
Liabilities
Discretionary retirement plan (Note 13)	2.4	1.1	—
As of December 31, 2021, the fair value of Public Warrants issued in connection with GSAH’s IPO have been measured based on the listed market price of such Public Warrants, a Level 1 measurement. No Public Warrants or Private Placement Warrants were outstanding as of the June 30, 2021 and June 30, 2020 Predecessor Periods.
As the transfer of Private Placement Warrants to anyone who is not a permitted transferee would result in the Private Placement Warrants having substantially the same terms as the Public Warrants, we determined that the fair value of each Private Placement Warrant is equivalent to that of each Public Warrant. The determination of the fair value of the warrant liability may be subject to change as more current information becomes available and accordingly the actual results could differ significantly. Derivative warrant liabilities are classified as non-current
liabilities as their liquidation is not reasonably expected to require the use of current assets or require the creation of current liabilities.
For the period from October 20, 2021 through December 31, 2021, the Company recognized an unrealized gain resulting from an increase in the fair value of the warrant liabilities of $1.2 million, which is presented in the statements of operations as change in fair value of warrant liabilities.